Exhibit 10.2

REVOLVING CREDIT NOTE

$10,000,000.00	June 3, 2005

FOR VALUE RECEIVED, the undersigned, Dreams, Inc., (in such capacity, the “Lead Borrower”), a Utah Corporation with its principal executive offices at 2 South University Drive, Suite 325, Plantation, Florida 33324, as agent for the following, Dreams Franchise Corporation, a California corporation; Dreams Entertainment, Inc., a Utah corporation; Dreams Products, Inc., a Utah corporation; Dreams Retail Corporation, a Florida corporation; Dreams Paramus, LLC, a Florida limited liability company; Dreams/Pro Sports, Inc., a Florida corporation; Fansedge Incorporated, a Delaware corporation; The Greene Organization, Inc., a Florida corporation; and The Sports Collectibles & Auction Company, Inc., a Florida corporation (singly, a “Borrower” and, and collectively with the Lead Borrower, the “Borrowers”) jointly and severally promise to pay to the order of LaSalle Business Credit, LLC, as Agent for Standard Federal Bank National Association, acting through its division, LaSalle Retail Finance with offices at 25 Braintree Hill Office Park, Suite 303, Braintree, Massachusetts 02184 (with any subsequent holder, the “Lender”), the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or, if less, the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrowers pursuant to the Revolving Credit established pursuant to the Loan and Security Agreement of even date (as amended, modified, supplemented or restated hereafter, the “Loan Agreement”) by and among the Borrowers and the Lender, with interest at the rate and payable in the manner stated therein.

This is the “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all of the terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

The Lender’s books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

Each Borrower, and each endorser of this Revolving Credit Note, waive presentment, demand, notice, and protest, and also waive any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Lender with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such Persons, endorsers shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender’s relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, AND EACH ENDORSER AND SURETY, WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER OR ANY OTHER PERSON, AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed as of the date set forth above as a sealed instrument.

DREAMS, INC.
(“Lead Borrower”)

By:
Name:
Title:

(“Borrowers”)

DREAMS FRANCHISE CORPORATION

By:
Name:
Title:

DREAMS ENTERTAINMENT, INC.

By:
Name:
Title:

DREAMS PRODUCTS, INC.

By:
Name:
Title:

DREAMS RETAIL CORPORATION

By:
Name:
Title:

DREAMS PARAMUS, LLC

By:
Name:
Title:

DREAMS/PRO SPORTS, INC.

By:
Name:
Title:

FANSEDGE INCORPORATED

By:
Name:
Title:

THE GREENE ORGANIZATION, INC.

By:
Name:
Title:

THE SPORTS COLLECTIBLES & AUCTION COMPANY, INC.

By:
Name:
Title:

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